Exhibit 99.1

FRONTIER GROUP HOLDINGS, INC. ANNOUNCES CEO TRANSITION

DENVER, Dec. 15, 2025 /PRNewswire/ — Frontier Group Holdings, Inc. (NASDAQ: ULCC) (“Frontier” or the “Company”), parent company of Frontier Airlines, Inc., today announced that James G. Dempsey, currently the Company’s President, has been appointed as Interim Chief Executive Officer, effective as of December 15, 2025. Barry L. Biffle, the Company’s current Chief Executive Officer, will remain with the Company in an advisory capacity until December 31, 2025.

“Jimmy has been an invaluable member of Frontier’s senior leadership team for more than 10 years and has played an instrumental role in the company’s evolution and growth during that time,” said Board Chair Bill Franke. “We believe Jimmy is uniquely qualified to guide our airline into the future.”

Mr. Franke continued, “The Board of Directors is deeply appreciative of Barry’s leadership and dedicated service to Frontier over the past 11 years. We thank him for his many contributions during his tenure.”

“I am honored and excited to lead Frontier Airlines and thank the Board for its trust to shape Frontier’s future with our 13,000+ dedicated and hardworking team members. With 13 bases and a strong cost advantage, I believe Frontier is well positioned to deliver unrivaled value to customers across the United States,” said Mr. Dempsey. “I look forward to partnering with our team to write Frontier’s next chapter as we strive to create long-term value for all stakeholders.”

Mr. Dempsey joined Frontier in 2014 as Chief Financial Officer, and he currently serves as Frontier’s President. Prior to joining Frontier, he held senior management roles at Ryanair Holdings PLC along with various management roles with PricewaterhouseCoopers.

Frontier Reiterates Guidance for Fourth Quarter 2025

Frontier expects fourth quarter 2025 results to be in line with the guidance previously announced on November 5, 2025.

Cautionary Statement Regarding Forward-Looking Statements and Information

Certain statements in this press release should be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Words such as “expects,” “will,” “strive,” “guidance” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts , such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this press release are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.

Actual results could differ materially from these forward-looking statements due to numerous risks and uncertainties relating to the Company’s operations and business environment including, without limitation, the following: unfavorable economic and political conditions in the states where the Company operates and globally, including tariffs and other trade protection measures, an inflationary environment and potential recession, weakened demand environment, and the resulting impact on cost inputs and/or consumer demand for air travel; the highly competitive nature of the global airline industry and susceptibility of the industry to price discounting and changes in capacity; disruptions to the Company’s flight operations, including due to factors beyond the Company’s control, such as adverse weather events or air traffic controller staffing shortages and facility and infrastructure constraints (including as a result of federal government shutdowns); the Company’s ability to attract and retain qualified personnel at reasonable costs; high and/or volatile fuel prices or significant disruptions in the supply of aircraft fuel, including as a result of the war between Russia and Ukraine and the conflict in the Middle East; the Company’s reliance on technology and automated systems to operate its business and the impact of any significant failure or disruption of, or failure to effectively integrate and implement, the technology or systems; the Company’s reliance on third-party service providers and the impact of any failure of these parties to perform as expected, or interruptions in the Company’s relationships with these providers or their provision of services; adverse publicity and/or harm to the Company’s brand or reputation; reduced travel demand and potential tort liability as a result of an accident, catastrophe or incident involving the Company, its codeshare partners or another airline; terrorist attacks, international hostilities or other security events, or the fear of terrorist attacks or hostilities, even if not made directly on the airline industry; increasing privacy and data security obligations or a significant data breach; further changes to the airline industry with respect to alliances and joint business arrangements or due to consolidations; changes in the Company’s network strategy or other factors outside its control resulting in less economic aircraft orders, costs related to modification or termination of aircraft orders or entry into less favorable aircraft orders; the Company’s reliance on a single supplier for its aircraft and two suppliers for its engines, and the impact of any failure to obtain timely deliveries, additional equipment or support from any of these suppliers; expanded inspection programs and/or heightened maintenance requirements imposed on the Company’s aircraft or engines; the impacts of union disputes, employee strikes or slowdowns, and other labor-related disruptions on the Company’s operations; extended interruptions or disruptions in service at major airports where the Company operates; the impacts of seasonality and other factors associated with the airline industry; the Company’s failure to realize the full value of its intangible assets or its long-lived assets, causing the Company to record impairments; the costs of compliance with extensive government regulation of the airline industry; costs, liabilities and risks associated with environmental regulation and climate change; the Company’s inability to accept or integrate new aircraft into the Company’s fleet as planned; the impacts of the Company’s significant amount of financial leverage from fixed obligations, the possibility the Company may seek material amounts of additional financial liquidity in the short-term and the impacts of insufficient liquidity on the Company’s financial condition and business; failure to comply with the covenants in the Company’s financing agreements or failure to comply with financial and other covenants governing the Company’s other debt; changes in, or failure to retain, the Company’s senior management team or other key employees; current or future litigation and regulatory actions, or failure to comply with the terms of any settlement, order or arrangement relating to these actions; increases in insurance costs or inadequate insurance coverage; and other risks and uncertainties set forth from time to time under sections captioned “Risk Factors” in the Company’s reports and other documents filed with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 18, 2025.

About Frontier Airlines

Frontier Airlines, Inc., a subsidiary of Frontier Group Holdings, Inc. (NASDAQ: ULCC), is committed to delivering “Low Fares Done Right.” Headquartered in Denver, Colorado, Frontier operates the largest A320neo family fleet in the U.S., which is also among the youngest and most fuel-efficient. With its expanding network, rewarding loyalty program, and bold new product offerings, Frontier is redefining low-fare travel and building The New Frontier as America’s Low Fare Airline.

Contacts

Jennifer F. de la Cruz, Corporate Communications, Email: JenniferF.DeLaCruz@flyfrontier.com, Phone: 720.374.4207

David Erdman, Investor Relations, Email: David.Erdman@flyfrontier.com, Phone: 720.798.5886